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                               OPERATING AGREEMENT

                                       OF

                         ET SUB-HERITAGE ANDOVER, L.L.C.


                  THIS OPERATING AGREEMENT dated as of October 23, 1998 (the "Agreement") is entered into by and between ET SUB-HERITAGE ANDOVER, L.L.C., a Delaware limited liability company (the "LLC"), and ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited Partnership (the "Member").

Recitals

         A. A Certificate of Formation dated July 16, 1998 (the "Certificate") has been filed by the Member to form a limited liability company under the name "ET Sub-Heritage Andover, L.L.C." pursuant to and in accordance with the Delaware Limited Liability Company Act, as amended (6 Del. C. ss. 18-101, et seq.) (the "Act").

         B. By executing this Agreement, the Member hereby (i) ratifies the formation of the LLC and the filing of the Certificate and (ii) continues the existence of the LLC.

         C. The Member and the LLC hereby adopt this Agreement to set forth the terms governing the affairs of the LLC and the conduct of its business.

Terms of Agreement

         1. Name. The name of the LLC is ET Sub-Heritage Andover, L.L.C. The Member may change the name of the LLC from time to time.

         2. Purpose and Powers. The LLC may carry on any lawful business purpose or activity for which a limited liability company may be organized under the Act. The LLC shall have all power necessary or convenient to the conduct, promotion or attainment of its business, purposes and activities.

         3. Registered Office and Agent. The address of the LLC's registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the LLC's registered agent at such address is The Corporation Trust Company.

         4. Member. ElderTrust Operating Limited Partnership is the sole member of the LLC. The address of the Member is 101 East State Street, Suite 101, Kennett Square, Pennsylvania 19348.

         5. Management by Member. Responsibility for the management of the business and affairs of the LLC shall be vested in the Member, which shall have all right, power and authority to manage, operate and control the business and affairs of the LLC and to do or cause to be done any and all acts, at the expense of the LLC, deemed by it to be necessary or convenient to the furtherance of the purpose of the LLC described in this Agreement, and all powers, statutory or otherwise, possessed by members of a limited liability company under the Act. Without limiting the generality of the foregoing, the Member may appoint, remove and replace officers of the LLC at any time and from time to time, and the Member, in its sole discretion, may retain such persons or entities (including any person or entity in which the Member shall have an interest or of which the Member is an affiliate) as it shall determine to provide services to or on behalf of the LLC for such compensation as the Member deems appropriate. The Member is hereby designated as an authorized person, within the meaning of the Act, to execute, deliver and file the Certificate and any amendments or restatements thereof required by law.
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         6. Term. The life of the LLC shall be perpetual; provided, however, that the LLC shall dissolve, and its affairs shall be wound up at the election of the Member or upon the occurrence of an event of dissolution under the Act; provided, further, however, that upon the occurrence of an event of dissolution under the Act, the Member may elect to continue the LLC to the extent permitted under the Act.

         7. Capital Contributions. As of the date of this Agreement, the Member has made an initial contribution to the capital of the LLC as set forth on Exhibit A. Except to the extent required under the Act, the Member shall not be required to make any additional contributions to the capital of the LLC.

         8. Limitation on Liability; Indemnification.

                  a) Except as otherwise provided in the Act, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC. None of the Member, its partners or any officers, trustees, directors, employees or agents of any partner in the Member, or any officers, employees or agents of the LLC, shall be obligated personally for any debt, obligation or liability of the LLC solely by reason of the fact that he, she or it (i) is or was such Member, partner in the Member or officer, trustee, director, employee or agent of any partner in the Member, or officer, employee or agent of the LLC, or (ii) is or was serving at the request of the LLC as a director, partner, venturer, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, sole proprietorship, trust, employee benefit plan or other enterprise. The failure of the LLC to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under the Act or this Agreement shall not be grounds for imposing personal liability on the Member, its partners or any officers, trustees, directors, employees or agents of any partner in the Member, or any officers, employees or agents of the LLC, for any liabilities of the LLC.
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                  b) The LLC shall indemnify and hold harmless the Member, its partners or any officers, trustees, directors, employees or agents of any partner in the Member, or any officers, employees or agents of the LLC (individually, in each case, an "Indemnitee"), to the fullest extent permitted by law from and against any and all losses, claims, demands, costs, damages, liabilities (joint or several), expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether threatened, pending or completed and whether civil, criminal, administrative, arbitrative or investigative, including, without limitation, any appeal to any such claim, demand, action, suit or proceeding and any inquiry or investigation that could lead to such claim, demand, action, suit or proceeding, arising out of or incidental to the business or activities of or relating to the LLC and in which any such Indemnitee may be, or may have been, involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it (i) is or was the Member, a partner in the Member or an officer, trustee, director, employee or agent of any partner in the Member, or an officer, employee or agent of the LLC, or (ii) is or was serving at the request of the
         LLC as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, to the fullest extent permitted under the Act, as the same exists or may hereafter be amended, regardless of whether the Indemnitee continues to be the Member, a partner in the Member or an officer, trustee, director, employee or agent of any partner in the Member, or an officer, employee or agent of the LLC, at the time any such liability or expense is paid or incurred; provided, however, that this provision shall not eliminate or limit the liability of an Indemnitee
         (i) for any breach of the Indemnitee's duty of loyalty to the LLC or its Member or (ii) for acts or omissions which involve intentional misconduct, gross negligence or a knowing violation of law. Any right of an Indemnitee under this Section 8 shall be a contract right and as such shall run to the benefit of such Indemnitee. Any repeal or amendment of this Section 8 shall be prospective only and shall not limit the rights of any such Indemnitee or the obligations of the LLC with respect to any claim arising from or related to the status or the services of such Indemnitee in any of the foregoing capacities prior to any such repeal or amendment to this Section 8. Such right shall include the right to be paid by the LLC expenses incurred in investigating or defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Act, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the LLC within sixty (60) days after a written claim has been received by the LLC, the claimant may at any time thereafter bring suit against the LLC to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Act, but the burden of proving such defense shall be on the LLC. Neither the failure of the LLC to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the Indemnitee is permissible in the circumstances nor an actual determination by the LLC that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any Indemnitee, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. The rights conferred above shall not be exclusive of any other right which any Indemnitee may have or hereafter acquire under any statute, resolution, agreement or otherwise. If authorized by the Member, the LLC may purchase and maintain insurance on behalf of any Indemnitee to the full extent permitted by the Act.
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         9. Distributions. The Member from time to time, in its sole discretion, shall determine the amount of cash and other property of the LLC that is not reasonably necessary for the operation of the LLC and is available for distribution to the Member and shall cause the LLC to distribute such cash and property to the Member, subject to the Act.

         10. Assignment of Interest. The Member from time to time may assign or transfer all or any part of its interest in the LLC, including granting security interests in such interest.

         11. Winding Up and Distribution Upon Dissolution. Upon dissolution of the LLC, the Member shall wind up the business and affairs of the LLC and shall cause all property and assets of the LLC to be distributed as follows:

                  a) first, all of the LLC's debts, liabilities and obligations, including any loans or advances from the Member, shall be paid in full or reserves therefor shall be set aside; and

                  b) any remaining assets shall be distributed to the Member.

         12. Amendments. The Member and the LLC may at any time and from time to time amend this Agreement by executing a written amendment signed by authorized representatives of both parties.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof), including, without limitation, the Act.



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                  IN WITNESS WHEREOF, the LLC and the Member have executed this
Agreement as of the date first set forth above.

                     LLC:


                     ET SUB-HERITAGE ANDOVER, L.L.C.



                     By:   ElderTrust Operating Limited Partnership, Sole Member

                           By:  ElderTrust, General Partner


                                By:   /s/ Edward B. Romanov, Jr.
                                      ---------------------------------------
                                      Name:
                                      Title:



                     MEMBER:


                     ELDERTRUST OPERATING LIMITED PARTNERSHIP



                     By:   ElderTrust, General Partner


                           By:  /s/ Edward B, Romanov, Jr.
                                ---------------------------------------
                                Name:
                                Title:


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                               EXHIBIT A

                     MEMBER'S CAPITAL CONTRIBUTION


Cash in the Amount of:

Assignment of: